UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 20, 2010

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

The Inventure Group, Inc.

5050 N. 40th Street Suite #300, Phoenix, AZ  85018

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2010, the Company’s Board of Directors granted shares of restricted common stock with performance based vesting (“Performance Shares”) under the Company’s 2005 Equity Incentive Plan to the following executives (the “Executives”):  (a) 120,000 Performance Shares to Terry McDaniel, the Company’s Chief Executive Officer and (b) 50,000 Performance Shares to Steve Weinberger, the Company’s Chief Financial Officer.  The Performance Shares vest over three years based on achievement of cumulative Board-approved EBITDA targets.  If an Executive’s employment is terminated without cause, or if the Executive resigns for good reason, then a portion of the Performance Shares shall vest based on the level of performance for the completed fiscal years prior to termination.  If the Executive’s employment ends for any other reasons, then Performance Vesting Shares do not vest and are automatically be forfeited.  If the Company is involved in a transaction (acquisition or divestiture) that does not constitute a Change in Control as defined below, then a portion of Performance Shares shall be vested as if executive had been terminated without cause as of the closing date of such transaction, and the remaining portion of the Performance Shares shall be subject to a revised vesting formula to be determined by the Compensation Committee.  If the Company does have a “Change in Control” as defined below, then one hundred percent of the Performance Shares shall be eligible for immediate vesting proportionately based upon the cumulative performance for the most recently completed fiscal year during the period, except to the extent that the vesting would constitute an excess parachute payment under Internal Revenue Code Section 280G.

Item 5.07                     Submission of Matters to a Vote of Security Holders.

(a)          The Annual Meeting of Shareholders of the Company (the “Meeting”) was held on May 20, 2010.

(b)         Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  There was no solicitation in opposition to the Board’s nominees listed in the proxy statement and all of such nominees were elected.

(c)          At the Meeting, the Company’s shareholders voted upon:

(1)          the election of seven directors of the Company.  The nominees were Messrs. Ashton D. Asensio, Macon Bryce Edmonson, Mark S. Howells, Itzhak Reichman, Larry R. Polhill, Ronald C. Kesselman, and Terry McDaniel.  There were no other nominees.  The following are the respective numbers of votes cast “for” and “withheld” with respect to each nominee.

Name of Nominee	Votes Cast For	Votes Withheld
Ashton D. Asensio	11,588,130	271,294
Macon Bryce Edmonson	11,581,901	277,523
Mark S. Howells	11,501,922	357,502
Ronald C. Kesselman	7,203,508	4,655,916
Larry R. Polhill	11,602,952	256,472
Itzhak Reichman	11,581,473	277,951
Terry McDaniel	11,300,657	558,767

(2)          approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company from The Inventure Group, Inc. to Inventure Foods, Inc.

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
15,797,602	162,123	4,534	0

(3)          ratification of  the selection of Moss Adams LLP as independent public accountants for fiscal year 2010.

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
15,901,098	53,371	9,791	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date: May 26, 2010	/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer